Execution Copy

AMENDMENT NO. 2 TO THE FIRST LIEN CREDIT AGREEMENT

Dated as of March 26, 2008

AMENDMENT NO. 2 TO THE FIRST LIEN CREDIT AGREEMENT (this "Amendment No. 2") among UNITEK ACQUISITION, INC., a Delaware corporation (the "Borrower"), the financial institutions and other lenders parties to the First Lien Credit Agreement referred to below (collectively, the "Lenders") and ROYAL BANK OF CANADA, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

PRELIMINARY STATEMENTS:

(1) The Borrower, the Lenders and the Administrative Agent have entered into a First Lien Credit Agreement dated as of September 27, 2007 (such First Lien Credit Agreement, as amended by Amendment No. 1 dated as of December 5, 2007 and as otherwise amended, supplemented or modified prior to the date hereof, the "First Lien Credit Agreement"). Capitalized terms not otherwise defined in this Amendment No. 2 have the same meanings as specified in the Credit Agreement.

(2) The Borrower, the financial institutions and other lenders party to the Second Lien Term Loan Agreement the Administrative Agent have entered into a Second Lien Term Loan Agreement dated as of September 27, 2007 (such Second Lien Term Loan Agreement, as otherwise amended, supplemented or modified prior to the date hereof, the "Second Lien Term Loan Agreement").

(3) The Borrower and the Lenders have agreed to amend the First Lien Credit Agreement, but only on the terms and conditions hereinafter set forth.

(4) Accordingly, the First Lien Credit Agreement is hereby amended as follows:

SECTION 1. Amendment to First Lien Credit Agreement.

(a) Section 1.01 of the First Lien Credit Agreement is hereby amended by:

(i) adding the following definition:

"***Amendment No. 2***" means that Amendment No. 2, dated as of March 26, 2008 among the Borrower, the financial institutions and other lenders parties to the First Lien Credit Agreement referred to therein and the Administrative Agent for the Lenders.

(ii) deleting clause (a) of the definition of "Applicable Margin" in its entirety and replacing it with the text "(a) in respect of the Term B Facility, 3.75% per annum for Base Rate Advances and 4.75% per annum for Eurodollar Rate Advances";

(iii) deleting the chart set forth in the definition of Applicable Margin and replacing it with the following chart:

Total Leverage Ratio	Revolving Credit Applicable Margin	
	Base Rate	Eurodollar
greater than 3.00: 1.00	3.25%	4.25%
less than or equal to 3.00:1.00	2.75%	3.75%

(iv) deleting the proviso at the end of clause (c) of the definition of Applicable Margin (up to clause (d) thereof) in its entirety and replacing it with the following:

"*provided* that in no event shall the Applicable Margin in respect of any Incremental Facility be more than the Applicable Margin for the Term B Facility, where the Incremental Facility is an Incremental Term B Facility, or more than the Applicable Margin for the Revolving Credit Facility, where the Incremental Facility is an Incremental Revolving Credit Facility, unless, in each case, the Applicable Margin in respect of the applicable Facility is increased to be the same as the Applicable Margin for such Incremental Facility, it being understood that in calculating the foregoing, any original issue discount or upfront fee issued or paid in connection with such Incremental Facility shall be equated to interest rate margins for such purpose based on a four-year average life (e.g., 2% of original issue discount shall equate to 50 basis points of additional interest rate), which increase may be effected in a signed writing between the Borrower and the Administrative Agent without regard to the provisions of Section 9.01; provided however that the limitations set forth in the immediately preceding proviso shall not apply with respect to any original issue discount or upfront fees issued or paid in respect of any Incremental Facility to the extent the sum of the Applicable Margin and any increase thereto derived from the treatment of original issue discount or upfront fees with respect to any Incremental Term B Facility or Incremental Revolving Credit Facility, as applicable, does not exceed (1) 4.25% per annum for Base Rate Advances and 5.25% per annum for Eurodollar Rate Advances, with respect to any such Incremental Term B Facility or (2) 0.25% per annum above the Applicable Margin for the Revolving Credit Facility as of the date of Amendment No. 2, with respect to any such Incremental Revolving Credit Facility"; and

(v) by deleting the amount of "$25,000,000" specified in the definition of "Maximum Incremental Facility Amount" and replacing it with the amount of "$60,000,000".

(b) Section 5.02(f)(vii) of the First Lien Credit Agreement is hereby amended to provide for a $20,000,000 increase in the aggregate amount of Permitted Acquisitions by deleting the amount of "$40,000,000" specified in the fifth line of Section 5.02(f)(vii) and substituting the amount of "$60,000,000" in place thereof.

SECTION 2. Conditions Precedent to Effectiveness. This Amendment No. 2 and the amendments to the Credit Agreement set forth herein shall become effective on the date when each of the conditions set forth in this Section 2 shall have been satisfied:

(a) Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment No. 2 executed by the Borrower and the Required Lenders;

(b) Payment of Fees and Expenses. The Borrower shall have paid (i) a fee to the Administrative Agent for the account of each Lender that executes and delivers this Amendment No. 2 prior to 12:00 P.M. on March 26, 2008 equal to 0.25% of such Lender's Revolving Credit Commitment, Swingline Commitment, Letter of Credit Commitment, Incremental Commitment and the outstanding principal amount of its Term B Loans under the Credit Agreement, and (ii) to the extent previously invoiced to the Borrower, all costs and expenses (including the reasonable fees and expenses of Shearman & Sterling LLP) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment No. 2 or otherwise required to be paid under the Loan Documents and remaining outstanding on or prior to the date of this Amendment No. 2; and

(c) Equity Contribution. The Parent shall have provided to the Borrower a cash contribution of not less than $10,000,000.

SECTION 3. Consent under the Intercreditor Agreement. Each of the Administrative Agent and the Required Lenders hereby consent, notwithstanding the provisions of Section 6.02(b)(i) of the Intercreditor Agreement to the contrary, to the increase of the maximum principal amount of the Second Lien Obligations (as defined in the Intercreditor Agreement) as a result of any of the transactions contemplated by this Amendment No. 2.

SECTION 4. Reference to and Effect on the Credit Agreement and other Loan Documents. (a) On and after the effectiveness of this Amendment No. 2, each reference in the Credit Agreement, the Notes, "this Agreement", "the Credit Agreement", "hereunder", "hereof", "thereunder", "thereof" or words of like import referring to the First Lien Credit Agreement shall mean and be a reference to the First Lien Credit Agreement, as amended by this Amendment No. 2.

(b) The First Lien Credit Agreement, as specifically amended by this Amendment No. 2, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment No. 2 shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5. Confirmation of Representations and Warranties. Each of the Loan Parties hereby represents and warrants, on and as of the date hereof, that the representations and warranties contained in the Credit Agreement are correct and true in all material respects on and as of the date hereof, before and after giving effect to this Amendment No. 2, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date.

SECTION 6. Execution in Counterparts. This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 2 by

facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment No. 2.

SECTION 7. Governing Law. This Amendment No. 2 shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UNITEK ACQUISITION, INC., as Borrower
UNITEK MIDCO, INC., as Parent
UNITEK USA, LLC, as Guarantor
ADVANCED COMMUNICATIONS USA, LLC, as Guarantor
DIRECTSAT USA, LLC, as Guarantor
FTS USA, LLC, as Guarantor
WTW USA, LLC, as Guarantor

By: ______________________
Name:
Title:

ROYAL BANK OF CANADA, as Administrative Agent

By: ___________________________

Name: Ann Hurley

Title: Manager, Agency

Lenders

ROYAL BANK OF CANADA

By: ______________________________

Name: KEN KLASSEN

Title:

Ken F. Klassen
Authorized Signatory

Landmark III CDO Limited
By: Aladdin Capital Management, LLC

By: [signature]
Name: Pallo Blum-Tucker
Title: Authorized Signatory

Landmark IV CDO Limited
By: Aladdin Capital Management, LLC

By: [signature]

Name: Pallo Blum-Tucker
Title: Authorized Signatory

Landmark II CDO Limited
By: Aladdin Capital Management, LLC

By: [signature]
Name: Pallo Blum-Tucker
Title: Authorized Signatory

Landmark VI CDO Limited
By: Aladdin Capital Management, LLC

By: [signature]
Name: Pallo Blum-Tucker
Title: Authorized Signatory

Landmark VII CDO Limited
By: Aladdin Capital Management, LLC

By: [signature]
Name: Pallo Blum-Tucker
Title: Authorized Signatory

Landmark IIIII CLO Limited
By: Aladdin Capital Management, LLC

By: [signature]

Name: Pallo Blum-Tucker
Title: Authorized Signatory

Landmark IX CDO Limited
By: Aladdin Capital Management, LLC

By: [signature]
Name: Pallo Blum-Tucker
Title: Authorized Signatory

Greyrock CDO Limited
By: Aladdin Capital Management, LLC

By: ______________________
Name: Pallo Blum-Tucker
Title: Authorized Signatory

Empiria Capital Preferred Lending 1 Ltd

By: Peter C de Luca

Name:

Title: PETER DELUCA DIRECTOR

STEVEN ALEXANDER DIRECTOR

Emporia Capital Preferred Funding II Ltd.

By: [signature]

Name: PETER DELUCA

Title: DIRECTOR

STEVEN ALEXANDER
DIRECTOR

Emporia Capital Preferred Funding III Ltd

By: Peter C DeLuca

Name: PETER DELUCA

Title: DIRECTOR

STEVEN ALEXANDER
DIRECTOR

By: _______________________
Name: Bryan T. Denney
Title: Senior Vice President

By: [signature]
Name: GRIER ELIASEK
Title: PRESIDENT & COO, PROSPECT CAPITAL CORPORATION

By: [signature]
Name: JAMES R. WILLIAMS
Title: Director & Vice President

By: ______________________________
Name:
Title:

OHSF FINANCING, LTD., as a Lender

By: ______________________________
Name: Scott D. Krase
Title: Authorized Person

OHSF II FINANCING, LTD., as a Lender

By: ______________________________
Name: Scott D. Krase
Title: Authorized Person

OHA CAPITAL SOLUTIONS FINANCING (OFFSHORE), LTD., as a Lender

By: ______________________________
Name: Scott D. Krase
Title: Authorized Person

OHA CAPITAL SOLUTIONS FINANCING (ONSHORE), LTD., as a Lender

By: ______________________________
Name: Scott D. Krase
Title: Authorized Person

OAK HILL CREDIT ALPHA FINANCE I, LLC, as a Lender

By: Oak Hill Credit Alpha Fund, L.P.
Its Member

By: Oak Hill Credit Alpha Gen Par, L.P.
its General Partner

By: Oak Hill Credit Alpha MGP, LLC,
its General Partner

By: ______________________________
Name: Scott D. Krase
Title: Authorized Person

OAK HILL CREDIT ALPHA FINANCE I (OFFSHORE), LTD., as a Lender

By: ______________________________
Name: Scott D. Krase
Title: Authorized Person

OAK HILL CREDIT OPPORTUNITIES FINANCING, LTD., as a Lender

By: ______________________________
Name: Scott D. Krase
Title: Authorized Person

A3 FUNDING LP
By: A3 Fund Management LLC
Its: General Partner

By: [signature]
Name: Alexander J. Orinstein
Title: Vice President

ABLECO FINANCE LLC

By: ______________________

Name: Alexander S. Orsi

Title: Senior Vice President